CONFIDENTIALITY AGREEMENT


      The undersigned has requested that Stellar Technologies, Inc. (the "Company") provide it with a copy of the Securities Purchase Agreement and other documents (the "Offering Documents") relating to the Company's proposed offering of notes convertible into shares of its common stock and warrants to acquire shares of its common stock (the "Offering").

      As a condition to the receipt of the Offering Documents, the undersigned acknowledges and agrees as follows:

      1. The Offering Documents have been furnished to me on a confidential basis solely for the purpose of enabling me to evaluate the Offering.

      2. Certain of the information contained in the Offering Documents constitutes material non public information under United States federal securities laws, and that United States federal securities laws prohibit any person who has received material non-public information relating to the Company from purchasing or selling securities of the Company, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of the Company.

      3. The undersigned will not communicate such information to any other person until such time as any such non-public information has been adequately disseminated to the public.


      IN WITNESS WHEREOF, the undersigned acknowledges and agrees to abide by the terms of this Confidentiality Agreement.


Date: _______________________            By: ___________________________________
                                         Name: _________________________________
                                         Title: ________________________________
                                         Address: ______________________________
                                         _______________________________________

EXECUTION OF THIS DOCUMENT DOES NOT INDICATE ANY INTENT TO SUBSCRIBE FOR OR PURCHASE THE SECURITIES OFFERED IN THE OFFERING DOCUMENTS. THIS DOCUMENT MUST BE SIGNED AT THE TIME YOU RECEIVE THE ATTACHED OFFERING DOCUMENTS AND RETURNED TO THE SECRETARY OF THE COMPANY.

                           STELLAR TECHNOLOGIES, INC.




                     ---------------------------------------


                          SECURITIES PURCHASE AGREEMENT

                  ---------------------------------------------


                               UNITS COMPRISED OF
                              CONVERTIBLE NOTES AND
                                    WARRANTS

                             -----------------------












                                  CONFIDENTIAL

                            CONFIDENTIAL INFORMATION
                            ------------------------

      The Offeree, by accepting the Securities Purchase Agreement and the exhibit hereto relating to Stellar Technologies, Inc.'s (the "Company") proposed offering of Units comprised of a convertible note and warrants to acquire shares of its common stock, acknowledges and agrees that: (i) the offering documents have been furnished to the Offeree on a confidential basis solely for the purpose of enabling the Offeree to evaluate the offering; (ii) that the Offeree may not further distribute the offering documents without the prior written consent of the Company, except to the Offeree's legal, financial or other personal advisors, if any, who will use the offering documents on the Offeree's behalf solely for purposes of evaluating the offering; (iii) any reproduction or distribution of the offering documents, in whole or in part, or the direct or indirect disclosure of the contents of the offering documents for any other purpose without the prior written consent of the Company is prohibited; and (iv) the offeree shall be bound by all terms and conditions specified in the offering documents.

                               NOTICE TO OFFEREES
                               ------------------

      THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THIS SECURITIES PURCHASE AGREEMENT AND THE OTHER OFFERING DOCUMENTS DO NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

      THE SECURITIES ARE BEING OFFERED AND SOLD PURSUANT TO REGULATION S UNDER THE SECURITIES ACT FOR INVESTMENT PURPOSES ONLY, WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED, RESOLD OR OFFERED FOR RESALE IN THE UNITED STATES OR TO U.S. PERSONS UNLESS REGISTERED UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR PURSUANT TO THE AVAILABILITY OF AN EXEMPTION THEREFROM.

      HEDGING TRANSACTIONS, INCLUDING, BUT NOT LIMITED TO, SHORT SALES, SWAPS OR DERIVATIVE SECURITIES TRANSACTIONS, INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

      NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR THE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY OF ANY OR OTHER JURISDICTION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS SECURITIES PURCHASE AGREEMENT OR ANY OF THE OTHER OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      INVESTORS MUST COMPLY WITH ALL APPLICABLE LAWS AND REGULATIONS IN FORCE IN ANY JURISDICTION IN WHICH THEY PURCHASE, OFFER OR SELL THE SECURITIES AND MUST OBTAIN ANY CONSENT, APPROVAL OR PERMISSION REQUIRED FOR THE PURCHASE, OFFER OR SALE BY IT OF THE SECURITIES UNDER THE LAWS AND REGULATIONS IN FORCE IN ANY JURISDICTION TO WHICH IT IS SUBJECT OR IN WHICH IT MAKES SUCH PURCHASES, OFFERS OR SALES. THE COMPANY SHALL NOT HAVE ANY RESPONSIBILITY WITH RESPECT TO INVESTOR COMPLIANCE THEREWITH.

      INVESTORS ARE EXPECTED TO CONDUCT AN INDEPENDENT INVESTIGATION OF THE RISKS POSED BY AN INVESTMENT IN THE SECURITIES. AN OFFICER OF THE COMPANY IS AVAILABLE TO ANSWER QUESTIONS CONCERNING THE COMPANY AND WILL, UPON REQUEST, MAKE AVAILABLE SUCH OTHER INFORMATION AS QUALIFIED, POTENTIAL INVESTORS MAY REASONABLY REQUEST AND THAT CAN BE PROVIDED BY THE COMPANY WITHOUT UNREASONABLE EFFORT OR EXPENSE.

      INVESTORS ARE ALSO EXPECTED TO CONSULT THEIR OWN INVESTMENT, LEGAL, TAX AND ACCOUNTING ADVISORS TO DETERMINE WHETHER THE SECURITIES CONSTITUTE APPROPRIATE INVESTMENTS FOR THEM AND THE APPLICABLE LEGAL, TAX, REGULATORY AND ACCOUNTING TREATMENT OF THE SECURITIES. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                             ADDITIONAL INFORMATION
                             ----------------------

      Stellar Technologies, Inc. (the "Company") files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended. Reports, statements or other information that we file with the SEC are available to the public at the SEC's Website at http://www.sec.gov, as well as our Website at www.stellartechnologies.com. Documents filed with the SEC include, but are not limited to, the following documents:

      o Quarterly Report on Form 10-QSB for the fiscal quarter ended December 31, 2005;

      o     Current Report on Form 8-K dated December 13, 2005;

      o Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 2005; and

      o Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005.


      The Company will provide to each person to whom this agreement is sent, upon the written or oral request of such person, a copy of any or all of the documents referred to above. You may make such requests at no cost to you by writing or telephoning us at the following address or number:

                           Stellar Technologies, Inc.
                           7935 Airport Pulling Road
                           Suite 201
                           Naples, FL  34109
                           (239) 592-1816

      The Company has not authorized anyone to provide you with different information. You should not assume that the information in this agreement is accurate as of any date other than the date this agreement is sent to you for review or that the information filed with the SEC is accurate as of any date other than the date set forth on the front of the document containing such information.

CONFIDENTIAL
------------

                          SECURITIES PURCHASE AGREEMENT

      THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated _______________, 2006, by and between STELLAR TECHNOLOGIES, INC., a Colorado corporation (the "Company"), and the purchaser or purchasers identified on the signature page hereof ("Purchaser").

                                    RECITALS:

      WHEREAS, Purchaser desires to purchase and the Company desires to sell units comprised of convertible notes and warrants to acquire shares of common stock on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises hereof and the agreements set forth herein below, the parties hereto hereby agree as follows:

      1. The Offering.

            (a) Private Offering. The securities offered by this Agreement are being offered in a private offering (the "Offering") of notes (the "Convertible Notes") convertible into shares of the Company's common stock, $.001 par value per share (the "Common Stock"), and warrants (the "Warrants") to acquire shares of Common Stock. The Convertible Notes and Warrants will be sold in units (the "Units") comprised of one (1) Convertible Note in the principal amount of $45,000 and one (1) Warrant. Units consisting of up to $4,050,000 principal amount of Convertible Notes will be sold in the Offering; provided, however, that in the event of any over-allotments of Units during the offering period, the Company reserves the right to sell in excess of $4,050,000 principal amount of Convertible Notes to cover such over-allotments. The Units will be sold on a reasonable "best efforts" basis at a purchase price of $45,000 per Unit ("Purchase Price") pursuant to Rules 901 and 903 of Regulation S under the Securities Act of 1933, as amended (the "Securities Act"). The Units are being offered solely to persons that are not "U.S. Persons" as such term is defined in Rule 902 of Regulation S under the Securities Act during an offering period that commenced on February 22, 2006 and terminates at the sole discretion of the Company.

                  (i) Each Convertible Note is convertible into that number of shares of Common Stock equal to the principal amount of the Convertible Note, plus any accrued and unpaid interest thereon, divided by $0.15 (as same may be adjusted, the "Conversion Price"). The terms of the Convertible Note are set forth in the Form of Convertible Note attached hereto and made a part hereof as Exhibit A.

                  (ii) Each Warrant is initially exercisable into 150,000 shares of Common Stock (determined by dividing the principal amount of the Convertible Note purchased by the Conversion Price and multiplying that result by .5) at an initial exercise price of $0.40 per share. The terms of the Warrant are set forth in the Form of Warrant, attached hereto and made a part hereof as Exhibit
B. The Convertible Notes, the Warrants and shares of Common Stock issuable upon conversion of the Convertible Notes or exercise of the Warrants are hereinafter referred to collectively as the "Securities."

            (b) Use of Proceeds. Assuming all 90 Units are sold, the net proceeds to the Company are estimated to be approximately $3,706,000 (after deducting offering expenses payable by the Company estimated at $20,000 and assuming payment of the maximum amount of placement agent and finders fees of up to $324,000). The Company intends to use the net proceeds for general working capital purposes and other general corporate purposes which may include repayment of indebtedness.

            (c) Placement Agent and Finders Fees. The Company reserves the right to pay cash fees to agents, brokers, dealers and finders in connection with the sale of the Securities in an amount equal to up to eight percent (8%) of the Purchase Price of such Securities and to issue warrants to such persons to purchase shares of Common Stock equal to up to eight percent (8%) of the number of shares of Common Stock issuable upon conversion of the Convertible Notes included in the Units issued hereunder at an exercise price of $0.40 per share which terminate three years after the date of issuance.

      2. Sale and Purchase of Securities.

            (a) Sale and Purchase of Securities. Subject to the terms and conditions hereof, the Company agrees to sell, and Purchaser irrevocably subscribes for and agrees to purchase, the number of Units set forth on the signature page of this Agreement at a purchase price of $45,000 per Unit. The aggregate purchase price for the Units shall be as set forth on the signature page hereto (the "Purchase Price") and shall be payable upon execution hereof by check or wire transfer of immediately available funds.

            (b) Subscription Procedure. In order to purchase Units, Purchaser shall deliver to the Company, at its principal executive office identified below: (i) one completed and duly executed copy of this Agreement; and (ii) immediately available funds, or a certified check or bank check, in an amount equal to the Purchase Price. Execution and delivery of this Agreement shall constitute an irrevocable subscription for that number of Units set forth on the signature page hereto. The minimum investment that may be made by a Purchaser is $45,000, although the Company may, in its sole discretion, accept subscriptions for a lesser amount. Payment for the Securities may be made by wire transfer to:

                  AmSouth Bank
                  Birmingham, AL
                  S.W.I.F.T., TID: AMSBUS44
                  TELEX: 682719
                  AMSOBHM

                  For Credit to:
                           Customer Name:    Stellar Technologies, Inc.
                           Customer Address: 7935 Airport Pulling Road
                                             Suite 201
                                             Naples, FL 34109
                                             USA
                           Customer Account: 0046696598
                           AmSouth Branch:   Vanderbilt
or by check made payable to: Stellar Technologies, Inc., 7935 Airport Pulling Road, Suite 201, Naples, FL 34109. Receipt by the Company of funds wired, or deposit and collection by the Company of the check tendered herewith, will not constitute acceptance of this Agreement by the Company. The Units subscribed for will not be deemed to be issued to, or owned by, Purchaser until the Company has executed this Agreement. All funds tendered by Purchaser will be held by the Company pending acceptance or rejection of this Agreement by the Company and the closing of Purchaser's purchase of Units. This Agreement will either be accepted by the Company, in whole or in part, in its sole discretion, or rejected by the Company as promptly as practicable. If this Agreement is accepted only in part, Purchaser agrees to purchase such smaller number of Units as the Company determines to sell to Purchaser. If this Agreement is rejected for any reason, including the termination of the Offering by the Company, this Agreement and all funds tendered herewith will be promptly returned to Purchaser, without interest or deduction of any kind, and this Agreement will be void and of no further force or effect.

            (c) Closing. Subscriptions will be accepted by the Company in its sole discretion. Upon the Company's execution of this Agreement, the subscription evidenced hereby, if not previously rejected by the Company, will, in reliance upon Purchaser's representations and warranties contained herein, be accepted, in whole or in part, by the Company. If Purchaser's subscription is accepted only in part, this Agreement will be marked to indicate such fact, and the Company will return to Purchaser the portion of the funds tendered by Purchaser representing the unaccepted portion of Purchaser's subscription, without interest or deduction of any kind. Upon acceptance of this Agreement in whole or in part by the Company, the Company will issue a Note registered in the name of Purchaser and executed by the Company, together with a copy of Purchaser's executed Agreement countersigned by the Company and a Warrant ("Warrant Certificate") executed by the Company.

      3. Representations and Warranties of Purchaser. Purchaser represents and warrants to the Company as follows:

            (a) Organization and Qualification.

                  (i) If Purchaser is an entity, Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with the corporate or other entity power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a material adverse effect on Purchaser, and Purchaser is duly qualified as a foreign corporation or other entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of their activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not have a material adverse effect on it.

                  (ii) If Purchaser is an entity, the address of its principal place of business is as set forth on the signature page hereto, and if Purchaser is an individual, the address of its principal residence is as set forth on the signature page hereto.

            (b) Authority; Validity and Effect of Agreement.

                  (i) If Purchaser is an entity, Purchaser has the requisite corporate or other entity power and authority to execute and deliver this Agreement and perform its obligations under this Agreement. The execution and delivery of this Agreement by Purchaser, the performance by Purchaser of its obligations hereunder and all other necessary corporate or other entity action on the part of Purchaser have been duly authorized by its board of directors or similar governing body, and no other corporate or other entity proceedings on the part of Purchaser is necessary for Purchaser to execute and deliver this Agreement and perform its obligations hereunder.

                  (ii) This Agreement has been duly and validly authorized, executed and delivered by Purchaser and, assuming it has been duly and validly executed and delivered by the Company, constitutes a legal, valid and binding obligation of Purchaser, in accordance with its terms.

            (c) No Conflict; Required Filings and Consents. Neither the execution and delivery of this Agreement by Purchaser nor the performance by Purchaser of its obligations hereunder will: (i) if Purchaser is an entity, conflict with Purchaser's articles of incorporation or bylaws, or other similar organizational documents; (ii) violate any statute, law, ordinance, rule or regulation, applicable to Purchaser or any of the properties or assets of Purchaser; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of Purchaser under, or result in the creation or imposition of any lien upon any properties, assets or business of Purchaser under, any material contract or any order, judgment or decree to which Purchaser is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a material adverse effect on its obligation to perform its covenants under this Agreement.

            (d) Accredited Investor. Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act. If Purchaser is an entity, Purchaser was not formed for the specific purpose of acquiring the Securities, and, if it was, all of Purchaser's equity owners are "accredited investors" as defined above.

            (e) "U.S. Person". The Investor: (i) is executing and delivering this Agreement outside the United States, is not a "U.S. Person" as such term is defined in Rule 902 of Regulation S under the Securities Act, and is not acquiring the securities for the account or benefit of any "U.S. Person"; or
(ii) is a "U.S. Person" that is purchasing the Securities in a transaction that does not require registration under the Securities Act. A "U.S. Person" is defined in Rule 902 of Regulation S under the Securities Act as:

                  (i) Any natural person resident in the United States;

                  (ii) Any partnership or corporation organized or incorporated under the laws of the United States;

                  (iii) Any estate of which any executor or administrator is a U.S. Person;

                  (iv) Any trust of which any trustee is a U.S. Person;

                  (v) Any agency or branch of a foreign entity located in the United States;

                  (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

                  (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or, if an individual, resident in the United States; and

                  (viii) Any partnership or corporation if:

                    (A) Organized or incorporated under the laws of any foreign jurisdiction; and

                    (B) Formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) that are not natural persons, estates or trusts.

            (f) No Government Review. Purchaser understands that neither the United States Securities and Exchange Commission ("SEC") nor any securities commission or other governmental authority of any state, country or other jurisdiction has approved the issuance of the Securities or passed upon or endorsed the merits of the Securities, this Agreement or the Warrant Certificate (collectively, the "Offering Documents"), or confirmed the accuracy of, determined the adequacy of, or reviewed this Agreement or the Warrant Certificate.

            (g) Investment Intent. The Securities are being acquired for the Purchaser's own account for investment purposes only, not as a nominee or agent and not with a view to the resale or distribution of any part thereof, and Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or third person with respect to any of the Securities.

            (h) Restrictions on Transfer. Purchaser understands that the Securities are "restricted securities" as such term is defined in Rule 144 under the Securities Act and have not been registered under the Securities Act or registered or qualified under any state securities law, and may not be, directly or indirectly, sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of except in accordance with the provisions of Regulation S under the Securities Act, pursuant to registration under the Securities Act and registration or qualification under applicable state securities laws or the availability of an exemption therefrom. In any case where such an exemption is relied upon by Purchaser from the registration requirements of the Securities Act and the registration or qualification requirements of such state securities laws, Purchaser shall furnish the Company with an opinion of counsel stating that the proposed sale or other disposition of such securities may be effected without registration under the Securities Act and will not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and opinion to be satisfactory to the Company. Purchaser acknowledges that it is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and that its overall commitment to investments that are not readily marketable is not disproportionate to its net worth.

            (i) Restrictions on Registration. Purchaser understands and agrees that the Company is not permitted to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act and registration or qualification under applicable state securities laws, or pursuant to an available exemption therefrom. Purchaser further understands and agrees that hedging transactions, including but not limited to short sales, swaps or derivative securities transactions may not be conducted unless in compliance with the Securities Act.

            (j) Investment Experience. Purchaser has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, that it is capable of evaluating the merits and risks of this investment in the Securities, and Purchaser has made such investigations in connection herewith as it deemed necessary or desirable so as to make an informed investment decision without relying upon the Company for legal or tax advice related to this investment. In making its decision to acquire the Securities, Purchaser has not relied upon any information other than information provided to Purchaser by the Company or its representatives and contained herein and in the other Offering Documents.

            (k) Access to Information. Purchaser acknowledges that it has had access to and has reviewed all documents and records relating to the Company, including, but not limited to, the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended December 31, 2005 and the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005, that it has deemed necessary in order to make an informed investment decision with respect to an investment in the Securities; that it has had the opportunity to ask representatives of the Company certain questions and request certain additional information regarding the terms and conditions of such investment and the finances, operations, business and prospects of the Company and has had any and all such questions and requests answered to its satisfaction; and that it understands the risks and other considerations relating to such investment.

            (l) Reliance on Representations. Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities. Purchaser represents and warrants to the Company that any information that Purchaser has heretofore furnished or furnishes herewith to the Company is complete and accurate, and further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the Securities. Within five (5) days after receipt of a request from the Company, Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and regulations to which the Company is subject.

            (m) No General Solicitation. Purchaser is unaware of, and in deciding to participate in the Offering is in no way relying upon, and did not become aware of the Offering through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio or the internet, in connection with the Offering.

            (n) Placement and Finder's Fees. No agent, broker, investment banker, finder, financial advisor or other person acting on behalf of Purchaser or under its authority is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, in connection with the Offering, and no person is entitled to any fee or commission or like payment in respect thereof based in any way on agreements, arrangements or understanding made by or on behalf of Purchaser.

            (o) Investment Risks. Purchaser understands that purchasing Securities in the Offering will subject Purchaser to certain risks, including, but not limited to, those set forth under the caption "Risk Factors" and elsewhere in the Company's Annual Report on Form 10-KSB and other periodic reports filed with the SEC, as well as each of the following:

                  (i) The offering price of the Securities offered hereby has been determined solely by the Company and does not necessarily bear any relationship to the value of the Company's assets, current or potential earnings of the Company, or any other recognized criteria used for measuring value, and therefore, there can be no assurance that the offering price of the Units is representative of the actual value of the underlying Securities.

                  (ii) The Company has experienced net losses in each fiscal quarter since its inception and expects to continue to incur significant net losses for the foreseeable future. While the Company is unable to predict accurately its future operating expenses, it currently expects these expenses to increase substantially as it implements its business plan.

                  (iii) In order to fund its future operations, attract and retain employees, consultants and other service providers, and satisfy other obligations, the Company may be required to issue additional shares of Common Stock, securities exercisable or convertible into shares of Common Stock, or debt. Such securities may be issued for a purchase price consisting of cash, services or other consideration that may be materially different than the purchase price of the Units. The issuance of any such securities may result in substantial dilution to the relative ownership interests of the Company's existing shareholders and substantial reduction in net book value per share. Additional equity securities may have rights, preferences and privileges senior to those of the holders of Common Stock, and any debt financing may involve restrictive covenants that may limit the Company's operating flexibility.

                  (iv) The Company has provided herein that it intends to use most of the net proceeds from the Offering for general working capital purposes and other general corporate purposes which may include repayment of indebtedness. Thus, Purchaser is making its investment in the Securities based in part upon very limited information regarding the specific uses to which the net proceeds will be applied.

                  (v) An investment in the Securities may involve certain material legal, accounting and federal and state tax consequences. Purchaser should consult with its legal counsel, accountant and/or business adviser as to the legal, accounting, tax and related matters accompanying such an investment.

                  (vi) Funds received in payment for the Units will be released to the Company upon its execution of this Agreement. The Company is not required to raise any minimum amount of proceeds prior to obtaining such funds. Because there is no minimum amount of Units the Company must sell before accepting funds in the Offering, investors participating in the Offering will not be assured that the Company will have sufficient funds to execute its business plan, satisfy expected expenditures, repay indebtedness as it becomes due, and support operations over the next 12 months and will bear the risk that the Company will be unable to secure the funds necessary to meet its current and anticipated financial obligations.

            (p) Exclusive Offering Documents. In making its decision to purchase the Securities hereunder, Purchaser has not relied on any representations, warranties or information other than those set forth in this Agreement which Purchaser has independently investigated and verified to its satisfaction and neither the Company nor any person acting on its behalf has made any representation or warranty regarding the Company or the Securities except as set forth herein.


            (q) Legends. The certificates and agreements evidencing the Securities shall have endorsed thereon the following legend (and appropriate notations thereof will be made in the Company's stock transfer books), and stop transfer instructions reflecting these restrictions on transfer will be placed with the transfer agent of the Securities:


            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION. HEDGING TRANSACTIONS, INCLUDING, BUT NOT LIMITED TO, SHORT SALES, SWAPS OR DERIVATIVE SECURITIES TRANSACTIONS, INVOLVING

            THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NO TRANSFER OF THE SECURITIES REPRESENTED HEREBY MAY BE MADE IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION UNLESS THERE SHALL HAVE BEEN DELIVERED TO THE ISSUER A WRITTEN OPINION OF UNITED STATES COUNSEL OF RECOGNIZED STANDING, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

      4. Representations and Warranties of the Company. The Company represents and warrants to Purchaser as follows:

            (a) Organization and Qualification. The Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with the corporate power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a material adverse effect on the Company. The Company is duly qualified as a foreign corporation or other entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of their activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not have a material adverse effect on the Company.

            (b) Authority; Validity and Effect of Agreement.

                  (i) The Company has the requisite corporate power and authority to execute and deliver this Agreement, perform its obligations under this Agreement, and conduct the Offering. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder, the Offering and all other necessary corporate action on the part of the Company have been duly authorized by its board of directors, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or the Offering. This Agreement has been duly and validly executed and delivered by the Company and, assuming that it has been duly authorized, executed and delivered by Purchaser, constitutes a legal, valid and binding obligation of the Company, in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (ii) The Securities have been duly authorized and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company. The shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants when issued and paid for in accordance with the Notes or Warrants, as applicable, will be duly authorized, validly issued, fully paid and non-assessable shares of Common Stock with no personal liability resulting solely from the ownership of such shares and will be free and clear of all liens, charges, restrictions, claims and in encumbrances imposed by or through the Company.

            (c) No Conflict; Required Filings and Consents. Neither the execution and delivery of this Agreement by the Company nor the performance by the Company of its obligations hereunder will: (i) conflict with the Company's certificate of incorporation or bylaws; (ii) violate any statute, law, ordinance, rule or regulation, applicable to the Company or any of the properties or assets of the Company; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of the Company, or result in the creation or imposition of any lien upon any properties, assets or business of the Company under, any material contract or any order, judgment or decree to which the Company is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a material adverse effect on its obligation to perform its covenants under this Agreement.

            (d) Placement and Finder's Fees. Except as provided in Section 1(c), neither the Company nor any of its respective officers, directors, employees or managers, has employed any broker, dealer, finder, advisor or consultant, or incurred any liability for any investment banking fees, brokerage fees, commissions or finders' fees, advisory fees or consulting fees in connection with the Offering for which the Company has or could have any liability.

      5. Indemnification. Purchaser agrees to indemnify, defend and hold harmless the Company and its respective affiliates and agents from and against any and all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys' fees and related disbursements incurred by the Company that arise out of or result from a breach of any representations or warranties made by Purchaser herein, and Purchaser agrees that in the event of any breach of any representations or warranties made by Purchaser herein, the Company may, at its option, forthwith rescind the sale of the Units to Purchaser.

      6. Registration Rights. The Company covenants and agrees as follows:

      6.1 For the purpose of this Section 6, the following definitions shall apply:

            (a) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

            (b) "Person" shall mean an individual, partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

            (c) "Register," "registered," and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document by the SEC.

            (d) "Registration Statement" shall mean any registration statement of the Company filed with the SEC pursuant to the provisions of Section 6.2 of this Agreement, which covers the resale of the Restricted Stock on an appropriate form then permitted by the SEC to be used for such registration and the sales contemplated to be made thereby under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including any pre- and post- effective amendments thereto, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

            (e) "Restricted Stock" shall mean (i) the shares of Common Stock issuable upon conversion of the Notes; (ii) the shares of Common Stock issuable upon exercise of the Warrants; and (iii) any additional shares of Common Stock of the Company issued or issuable after the date hereof in respect of any of the foregoing securities, by way of a stock dividend or stock split; provided that as to any particular shares of Restricted Stock, such securities shall cease to constitute Restricted Stock when (x) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of thereunder, (y) such securities are permitted to be transferred pursuant to Rule 144(k) (or any successor provision to such rule) under the Securities Act or (z) such securities are otherwise freely transferable to the public without further registration under the Securities Act.

            (f) "Selling Stockholders" shall mean Purchaser and any other purchaser of Units in the Offering, and their respective successors and assigns.

      6.2. Registration of the Securities.

            (a) The Company shall notify all Selling Stockholders in writing at least ten (10) days prior to the filing of any registration statement under the Securities Act for the purpose of registering securities of the Company, excluding registration statements on SEC Forms S-4, S-8 or any similar or successor forms, and excluding that certain registration statement of the Company on SEC Form SB-2, Registration No. 333-126453, initially filed with the SEC on or about July 7, 2005 and any amendments thereto, and will afford each such Selling Stockholder an opportunity to include in such registration statement all or part of such Restricted Stock held by such Selling Stockholder. Each Selling Stockholder desiring to include in any such registration statement all or any part of the Restricted Stock held by it shall, within five (5) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Restricted Stock by such Selling Stockholder. If a Selling Stockholder decides not to include all of its Restricted Stock in any registration statement thereafter filed by the Company, such Selling Stockholder shall nevertheless continue to have the right to include any Restricted Stock in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. The Company may, without the consent of the Selling Stockholders, withdraw such registration statement prior to its becoming effective if the proposal to register the securities proposed to be registered thereby is abandoned.

            (b) In the event that any registration pursuant to Section 6.2(a) shall be, in whole or in part, an underwritten public offering of Common Stock on behalf of the Company, all Purchasers proposing to distribute their Restricted Stock through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If the managing underwriter thereof advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, and (ii) second, the Restricted Stock and any other registrable securities eligible and requested to be included in such registration to the extent that the number of shares to be registered under this clause (ii) will not, in the opinion of the managing underwriter, adversely affect the offering of the securities pursuant to clause (i). In such a case, shares shall be registered pro rata among the holders of such Restricted Stock and registrable securities on the basis of the number of shares eligible for registration that are owned by all such holders and requested to be included in such registration.

            (c) Notwithstanding anything to the contrary contained herein, the Company's obligation in Sections 6.2(a) and 6.2(b) above shall extend only to the inclusion of the Restricted Stock in a Registration Statement. The Company shall have no obligation to assure the terms and conditions of distribution, to obtain a commitment from an underwriter relative to the sale of the Restricted Stock or to otherwise assume any responsibility for the manner, price or terms of the distribution of the Restricted Stock.

            (d) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 6.2 prior to the effectiveness of such registration without thereby incurring liability to the holders of the Restricted Stock, regardless of whether any holder has elected to include securities in such registration. The Registration Expenses (as defined in Section 6.5) of such withdrawn registration shall be borne by the Company in accordance with Section 6.4 hereof.

      6.3. Registration Procedures. Whenever it is obligated to register any Restricted Stock pursuant to this Agreement, the Company shall:

            (a) prepare and file with the SEC a Registration Statement with respect to the Restricted Stock in the manner set forth in Section 6.2 hereof and use its reasonable best efforts to cause such Registration Statement to become effective as promptly as possible and to remain effective until the earlier of: (i) the sale of all shares of Restricted Stock covered thereby, (ii) the availability under Rule 144 for the Selling Stockholder to freely resell without restriction all Restricted Stock covered thereby, or (iii) two (2) years from the date of this Agreement;

            (b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in Section 6.3(a) above and to comply with the provisions of the Act with respect to the disposition of all Restricted Stock covered by such Registration Statement in accordance with the intended method of disposition set forth in such Registration Statement for such period;

            (c) furnish to the Selling Stockholders such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as such person may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such Registration Statement;

            (d) use its reasonable best efforts to register or qualify the Restricted Stock covered by such Registration Statement under the state securities laws of such jurisdictions as any Selling Stockholder shall reasonably request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

            (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Purchaser participating in such underwriting shall also enter into and perform its obligations under such an agreement, as described in Section 6.2(b);

            (f) immediately notify each Selling Stockholder at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

            (g) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statements as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

            (h) use its reasonable best efforts to list the Restricted Stock covered by such Registration Statement on each exchange or automated quotation system on which similar securities issued by the Company are then listed (with the listing application being made at the time of the filing of such Registration Statement or as soon thereafter as is reasonably practicable);

            (i) notify each Selling Stockholder of any threat by the SEC or state securities commission to undertake a stop order with respect to sales under the Registration Statement; and

            (j) cooperate in the timely removal of any restrictive legends from the shares of Restricted Stock in connection with the resale of such shares covered by an effective Registration Statement.


      6.4. Delay of Registration. No Selling Stockholder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 6.

      6.5 Expenses.

            (a) For the purposes of this Section 6.5, the term "Registration Expenses" shall mean: all expenses incurred by the Company in complying with
Section 6.2 of this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees under state securities laws, fees of the National Association of Securities Dealers, Inc. ("NASD"), fees and expenses of listing shares of Restricted Stock on any securities exchange or automated quotation system on which the Company's shares are listed and fees of transfer agents and registrars. The term "Selling Expenses" shall mean: all underwriting discounts and selling commissions applicable to the sale of Restricted Stock and all accountable or non-accountable expenses paid to any underwriter in respect of such sale.

            (b) Except as otherwise provided herein, the Company will pay all Registration Expenses in connection with the Registration Statements filed pursuant to Section 6.2 of this Agreement. All Selling Expenses in connection with any Registration Statements filed pursuant to Section 6.2 of this Agreement shall be borne by the Selling Stockholders pro rata on the basis of the number of shares registered by each Selling Stockholder whose shares of Restricted Stock are covered by such Registration Statement, or by such persons other than the Company (except to the extent the Company may be a seller) as they may agree.

      6.6. Obligations of the Selling Stockholders.

            (a) In connection with each registration hereunder, each Selling Stockholder will furnish to the Company in writing such information with respect to it and the securities held by it and the proposed distribution by it, as shall be reasonably requested by the Company in order to assure compliance with applicable federal and state securities laws as a condition precedent to including the Selling Stockholder's Restricted Stock in the Registration Statement. Each Selling Stockholder shall also promptly notify the Company of any changes in such information included in the Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made.

            (b) In connection with the filing of the Registration Statement, each Selling Stockholder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with such Registration Statement or prospectus.

            (c) In connection with each registration pursuant to this Agreement, each Selling Stockholder agrees that it will not effect sales of any Restricted Stock until notified by the Company of the effectiveness of the Registration Statement, and thereafter will suspend such sales after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a Registration Statement or prospectus. At the end of any period during which the Company is obligated to keep a Registration Statement current, each Selling Stockholder shall discontinue sales of Restricted Stock pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the Restricted Stock covered by such Registration Statement that remains unsold, and each Selling Stockholder shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

      6.7. Information Blackout and Holdbacks.

            (a) At any time when a Registration Statement effected pursuant to
Section 6.2 is effective, upon written notice from the Company to Purchaser that the Company has determined in good faith that the sale of Restricted Stock pursuant to the Registration Statement would require disclosure of non-public material information, Purchaser shall suspend sales of Restricted Stock pursuant to such Registration Statement until such time as the Company notifies Purchaser that such material information has been disclosed to the public or has ceased to be material, or that sales pursuant to such Registration Statement may otherwise be resumed.

            (b) Notwithstanding any other provision of this Agreement, Purchaser shall not effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act), if and when available, of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the thirty (30) days prior to the commencement of any primary offering to be undertaken by the Company of shares of its unissued Common Stock ("Primary Offering"), which may also include other securities, and ending one hundred twenty (120) days after completion of any such Primary Offering, unless the Company, in the case of a non-underwritten Primary Offering, or the managing underwriter, in the case of an underwritten Primary Offering, otherwise agree.

      6.8. Indemnification.

            (a) The Company agrees to indemnify, to the extent permitted by law, each Selling Stockholder, such Selling Stockholder's respective partners, officers, directors, underwriters and each Person who controls any Selling Stockholder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by (i) any untrue statement of or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment or supplement thereto, (ii) any omission of or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such Registration Statement ("Violations"); provided, however, that the indemnity agreement contained in this Section 6.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in for any loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished to the Company by such Selling Stockholder, partner, officer, director, underwriter or controlling person of such Selling Stockholder.

            (b) To the extent permitted by law, each Selling Stockholder shall indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Selling Stockholder selling securities under such registration statement or any of such other Selling Stockholder's partners, directors or officers or any person who controls such Selling Stockholder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Selling Stockholder, or partner, director, officer or controlling person of such other Selling Stockholder, may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs (i) in reliance upon and in conformity with information furnished by such Selling Stockholder to the Company, (ii) as a result of any failure to deliver a copy of the prospectus relating to such Registration Statement, or (iii) as a result of any disposition of the Restricted Stock in a manner that fails to comply with the permitted methods of distribution identified within the Registration Statement.

            (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party), and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

            (d) If the indemnification provided for in this Section 6.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the violation(s) described in Section 6.8(a) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Selling Stockholder hereunder exceed the net proceeds from the offering received by such Selling Stockholder.

            (e) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company's indemnification is unavailable for any reason.

      7. Confidentiality. Purchaser acknowledges and agrees that:

            (a) All of the information contained herein is of a confidential nature and may be regarded as material non-public information under Regulation FD of the Securities Act.

            (b) This Agreement has been furnished to Purchaser by the Company for the sole purpose of enabling Purchaser to consider and evaluate an investment in the Company, and will be kept confidential by Purchaser and not used for any other purpose.

            (c) The existence of this Agreement and the information contained herein shall not, without the prior written consent of the Company, be disclosed by Purchaser to any person or entity, other than Purchaser's personal financial and legal advisors for the sole purpose of evaluating an investment in the Company, and Purchaser will not, directly or indirectly, disclose or permit Purchaser's personal financial and legal advisors to disclose, any of such information without the prior written consent of the Company.

            (d) Purchaser shall make its representatives aware of the terms of this section and to be responsible for any breach of this Agreement by such representatives.

            (e) Purchaser shall not, without the prior written consent of the Company, directly or indirectly, make any statements, public announcements or release to trade publications or the press with respect to the subject matter of this Agreement and the other Offering Documents.

            (f) If Purchaser decides to not pursue further investigation of the Company or to not participate in the Offering, Purchaser will promptly return this Agreement, the other Offering Documents and any accompanying documentation to the Company.

      8. Non-Public Information. Purchaser acknowledges that information concerning the matters that are the subject matter of this Agreement may constitute material non-public information under United States federal securities laws, and that United States federal securities laws prohibit any person who has received material non-public information relating to the Company from purchasing or selling securities of the Company, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of the Company. Accordingly, until such time as any such non-public information has been adequately disseminated to the public, Purchaser shall not purchase or sell any securities of the Company, or communicate such information to any other person.

      9. Entire Agreement. This Agreement contains the entire agreement between the parties and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereto, and no party shall be liable or bound to any other party in any manner by any warranties, representations, guarantees or covenants except as specifically set forth in this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

      10. Amendment and Modification. This Agreement may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the party against whom enforcement of any such amendment, modification or supplement is sought.

      11. Extensions and Waivers. At any time prior to the Closing, the parties hereto entitled to the benefits of a term or provision may (a) extend the time for the performance of any of the obligations or other acts of the parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto, or (c) waive compliance with any obligation, covenant, agreement or condition contained herein. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument or instruments in writing signed by the party against whom enforcement of any such extension or waiver is sought. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement.

      12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that no party hereto may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other party hereto. Except as provided in Sections 5 and 6, nothing in this Agreement is intended to confer upon any person not a party hereto (and their successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Agreement.

      13. Survival of Representations, Warranties and Covenants. The representations and warranties contained herein shall survive the Closing and shall thereupon terminate two years from the Closing, except that the representations contained in Sections 3(a), 3(b), 4(a), and 4(b) shall survive indefinitely. All covenants and agreements contained herein which by their terms contemplate actions following the Closing shall survive the Closing and remain in full force and effect in accordance with their terms. All other covenants and agreements contained herein shall not survive the Closing and shall thereupon terminate.

      14. Headings; Definitions. The Section headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections contained herein mean Sections of this Agreement unless otherwise stated. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms

      15. Severability. If any provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall remain in full force and effect and shall be reformed to render the Agreement valid and enforceable while reflecting to the greatest extent permissible the intent of the parties.

      16. Notices. All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below:

                  If to the Company:
                  ------------------

                           Stellar Technologies, Inc.
                           7935 Airport Pulling Road
                           Suite 201
                           Naples, FL 34109
                           Attention:  Chief Executive Officer

                  with a copy to:
                  --------------

                           Fox Rothschild LLP
                           997 Lenox Drive, Building 3
                           Lawrenceville, NJ  08648
                           Attention:  Vincent A. Vietti, Esquire

                  If to Purchaser:
                  ----------------

                  To that address indicated on the signature page hereof.

      17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent that the General Corporation Law of the State of Colorado shall apply to the internal corporate governance of the Company.

      18. Arbitration. If a dispute arises as to the interpretation of this Agreement, it shall be decided in an arbitration proceeding conforming to the Rules of the American Arbitration Association applicable to commercial arbitration then in effect at the time of the dispute. The arbitration shall take place in Miami, Florida. The decision of the arbitrators shall be conclusively binding upon the parties and final, and such decision shall be enforceable as a judgment in any court of competent jurisdiction. The parties shall share equally the costs of the arbitration.

      19. Counterparts. This Agreement may be executed and delivered by facsimile in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

      IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Agreement to be executed as of the date set forth below.

                                      PURCHASER


Date: ____________________            __________________________________________


                                      By:_______________________________________
                                         Name:
                                         Title:
                                         Address:_______________________________
                                         _______________________________________
                                         _______________________________________



                                      Number of Units Purchased: _______________

                                      Purchase Price
                                      @ $45,000 per Unit: $_____________________


                                      STELLAR TECHNOLOGIES, INC.


Date:____________________             By:_______________________________________
                                            Name:
                                           Title:

                                                                       Exhibit A
                                                                       ---------

                            FORM OF CONVERTIBLE NOTE
                          OF STELLAR TECHNOLOGIES, INC.
                          -----------------------------

THIS NOTE AND THE SECURITIES TO BE ISSUED UPON ITS CONVERSION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE CONVERTED UNLESS THE HOLDER THEREOF PROVIDES THE ISSUER WITH A WRITTEN CERTIFICATION THAT THIS NOTE IS NOT BEING CONVERTED BY OR ON BEHALF OF ANY "U.S. PERSON" AS SUCH TERM IS DEFINED IN RULE 902 OF REGULATION S UNDER THE SECURITIES ACT, OR PROVIDES A WRITTEN OPINION OF UNITED STATES COUNSEL OF RECOGNIZED STANDING, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT THIS NOTE AND THE SECURITIES TO BE ISSUED UPON ITS CONVERSION HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR ARE EXEMPT FROM SUCH REGISTRATION OR QUALIFICATION. THIS NOTE AND THE SECURITIES TO BE ISSUED UPON ITS CONVERSION MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION. HEDGING TRANSACTIONS, INCLUDING, BUT NOT LIMITED TO, SHORT SALES, SWAPS OR DERIVATIVE SECURITIES TRANSACTIONS, INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NO TRANSFER OF THE SECURITIES REPRESENTED HEREBY MAY BE MADE IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION UNLESS THERE SHALL HAVE BEEN DELIVERED TO THE ISSUER A WRITTEN OPINION OF UNITED STATES COUNSEL OF RECOGNIZED STANDING, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

$_____________                                             Dated:  _______, 2006



      FOR VALUE RECEIVED, the undersigned, Stellar Technologies, Inc. ("Maker"), promises to pay to the order of ___________________________, a _______________
("Lender" or "Holder"), in immediately available funds at the office of Lender at _________________________________, or at such other location as the Lender may designate in writing from time to time, the principal amount of $______________ together with interest from the date hereof (computed on the basis of a year of 360 days of twelve 30-day months) on the outstanding principal balance, to be fixed at a rate equal to 10% per annum in accordance with the following terms:

      1. Terms of Repayment.

            (a) The principal amount of this Convertible Note shall be due and payable in full on the date (the "Maturity Date") which is eighteen (18) months from the date of this Convertible Note, at which time all unpaid interest which has accrued on this Convertible Note shall also be due and payable. The Maker shall have the right to prepay the principal amount of this Convertible Note, in whole or in part, together with any accrued and unpaid interest due on such principal amount, at any time upon ten (10) days written notice to Holder upon Holder's delivery of this Convertible Note to the Maker for full or partial cancellation.

            (b) Interest on the outstanding principal balance of this Convertible Note shall accrue at the rate of 10% per annum and be payable at maturity.

      2. Transferability. This Convertible Note and any shares of common stock, $.001 par value per share ("Common Stock"), of Maker issuable upon conversion hereof may not be offered for sale or sold, or otherwise transferred unless (i) such security has been registered for sale under the Securities Act of 1933, as amended (the "1933 Act"), and registered or qualified under applicable state securities laws relating to the offer and sale of securities; (ii) such security has been sold or otherwise transferred in accordance with Regulation S under the 1933 Act; or (iii) exemptions from the registration requirements of the 1933 Act and the registration or qualification requirements of all applicable state securities laws are available and the Maker shall have received a written opinion of United States counsel of recognized standing, in form and substance acceptable to Maker, to the effect that the proposed sale or other disposition of such securities may be effected without registration under the 1933 Act and would not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale.

      3. Subordination.

            (a) The indebtedness evidenced by this Convertible Note is subordinated to the prior payment when due of the principal of, premium, if any, and interest on all "Senior Indebtedness" (as defined in Section 3(b) below) of Maker. Therefore, upon any distribution of its assets in a liquidation or dissolution of Maker, or in bankruptcy, reorganization, insolvency, receivership or similar proceedings relating to Maker, Lender will not be entitled to receive payment of the indebtedness evidenced by this Convertible Note until the holders of Senior Indebtedness are paid in full. Upon the occurrence of an event of default with respect to any Senior Indebtedness, as such event of default may be defined in such instrument evidencing the Senior Indebtedness, to the extent such event of default permits the holders of such Senior Indebtedness to accelerate the maturity thereof, then upon written notice thereof given to Maker by any holder of such Senior Indebtedness or their representative, no payment shall be made by Maker in respect of this Convertible Note until Maker has cured such event of default to the satisfaction of the holders of such Senior Indebtedness.

            (b) "Senior Indebtedness" means: (i) all direct or indirect, contingent or certain indebtedness of any type, kind or nature (present or future) created, incurred or assumed by the Maker with respect to any present or future bank or other financial institutional indebtedness of the Maker and any guaranty by Maker of any present or future bank or other financial institutional indebtedness of any subsidiary of Maker; (ii) any indebtedness created, incurred, or assumed, by the Maker secured by a lien on any assets of the Maker; and (iii) the indebtedness of the Maker evidenced by that certain Secured Convertible Note in the principal amount of $1,600,000 dated April 1, 2005 issued by the Maker in favor of Trident Growth Fund, LP.

      4. Event of Default. An "Event of Default" under this Convertible Note means the occurrence of any of the following events (whether the reason for such event of default shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body): (i) nonpayment of all principal and interest when and as due under the terms of this Convertible Note; (ii) any other material breach of the terms of this Convertible Note; (iii) any material breach by Maker of any representation, warranty or agreement of Maker contained in that certain Securities Purchase Agreement dated as of even date herewith by and between the Maker and Lender (the "Securities Purchase Agreement") which is not cured by Maker within thirty
(30) days after notice by Lender; (iv) the institution of any proceedings by or against Maker under any law relating to bankruptcy, insolvency, reorganization or other form of debtor relief or Maker's making an assignment for the benefit of creditors, or the appointment of a receiver, trustee, conservator or other judicial representative for Maker or any of its respective properties; or (v) an event of bankruptcy or insolvency of Maker. Maker shall receive written notice upon the occurrence of an Event of Default and provided the default is not cured within five (5) days, with respect to any Event of Default based on non-payment of principal or interest, or within ten (10) days, with respect to any other Event of Default, of the stated Event of Default, the entire principal and accrued interest under this Convertible Note shall accelerate and become immediately due and payable.

      5. Conversion Feature.

            (a) This Convertible Note may be converted, in whole or in part at the option of the Holder, at any time or from time to time prior to the Maturity Date, into that number of shares of Common Stock as determined herein by delivery of this Note and the Notice of Conversion annexed hereto duly completed and executed on behalf of the Holder, to Maker at the office of Maker (or such other office or agency of Maker as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of Maker). This Note may not be converted unless the Holder provides the Company with a written certification that this Note is not being converted by or on behalf of any "U.S. Person" as such term is defined in Rule 902 of Regulations S under the 1933 Act, or provides a written opinion of United States counsel of recognized standing, in form and substance satisfactory to Maker, to the effect that this Note and the shares of Common Stock to be issued upon its conversion have been registered under the 1933 Act and registered or qualified under applicable securities laws of any state or other jurisdiction, or are exempt from such registration or qualification. The date set forth on the Conversion Notice shall be the "Conversion Date".

            (b) The number of shares of Common Stock that shall be issuable upon conversion of the Convertible Note shall be equal to the face amount of the Convertible Note (or such lesser principal amount as shall be set forth on the Notice of Conversion), plus any accrued and unpaid interest due hereunder or on the principal amount being converted, as applicable, divided by the Conversion Price (as defined below) in effect on the Conversion Date. No partial share will be issued. Any partial shares will be rounded up to the nearest whole share. Within 5 days after Maker's receipt of the Conversion Notice completed and executed by Holder and this Note, Maker shall issue and deliver by hand against a signed receipt therefore, by nationally recognized overnight courier requiring a signed receipt therefore to the address provided herein, a stock certificate or stock certificates of the Maker representing the number of shares of Common Stock to which Holder is entitled. In the event that this Note shall be converted in part prior to the Maturity Date, the Maker shall issue a new Note of like tenor to Holder in the principal amount not so converted. The Conversion Price shall be $0.15, subject to adjustment. Except as provided in this Section 5, the Holder of the Convertible Note shall have no conversion rights.

            (c) The Lender shall be entitled to the rights and subject to the obligations regarding the registration of the shares of Common Stock issuable upon conversion of the Convertible Note set forth in Section 6 of that certain Securities Purchase Agreement dated on or about the date hereof by and between Maker and Lender.

      6. Adjustments. The Conversion Price and the securities into which this Convertible Note is convertible are subject to adjustment from time to time as follows:

            (a) Reorganization, Merger or Sale of Assets. If at any time while this Convertible Note, or any portion thereof, is outstanding there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation with or into another corporation in which the Maker is not the surviving entity, or a reverse triangular merger in which the Maker is the surviving entity but the shares of the Maker's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Maker's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Convertible Note shall thereafter be entitled to receive upon conversion of this Convertible Note the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon conversion of this Convertible Note would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Convertible Note had been converted immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 6. The foregoing provisions of this
Section 6(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the conversion of this Convertible Note. If the per-share consideration payable to Maker for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by Maker's Board of Directors. In all events, appropriate adjustment (as determined in good faith by Maker's Board of Directors) shall be made in the application of the provisions of this Convertible Note with respect to the rights and interests of Maker after the transaction, to the end that the provisions of this Convertible Note shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon conversion of this Convertible Note.

            (b) Reclassification. If Maker, at any time while this Convertible Note, or any portion thereof, remains outstanding, by reclassification of securities or otherwise, shall change any of the securities as to which conversion rights under this Convertible Note exist into the same or a different number of securities of any other class or classes, this Convertible Note shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the conversion rights under this Convertible
Note immediately prior to such reclassification or other change and number of shares received upon such conversion shall be appropriately adjusted, all subject to further adjustment as provided in this Section 6.

            (c) Split, Subdivision or Combination of Shares. If Maker at any time while this Convertible Note, or any portion thereof, remains outstanding shall split, subdivide or combine the securities as to which conversion rights under this Convertible Note exist, into a different number of securities of the same class, the Conversion Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

            (d) Adjustments for Dividends in Stock or Other Securities or Property. If while this Convertible Note, or any portion hereof, remains outstanding, the holders of the securities as to which conversion rights under this Convertible Note exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of Maker by way of dividend, then and in each case, this Convertible Note shall represent the right to acquire upon conversion, in addition to the number of shares of the security receivable upon conversion of this Convertible Note, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of Maker that such holder would hold on the date of such conversion had it been the holder of record of the security receivable upon conversion of this Convertible Note on the date hereof and had thereafter, during the period from the date hereof to and including the date of such conversion, retained such shares and/or all other additional stock, other securities or property available by this Convertible Note as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 6.

      7. Investment Intent and Conversion Restrictions. Lender, by acceptance hereof, acknowledges that this Convertible Note and the shares to be issued upon conversion hereof are being acquired solely for Lender's own account and not as a nominee for any other party, and for investment, and that Lender will not offer, sell or otherwise dispose of this Convertible Note or any shares to be issued upon conversion hereof except under circumstances that will not result in a violation of applicable federal and state securities laws. Upon conversion of this Convertible Note, Lender shall, confirm in writing, in a form satisfactory to Maker, that the shares so purchased are being acquired solely for Lender's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale. Lender acknowledges and agrees that this Note may not be converted unless the Lender provides Maker with a written certification that this Note is not being converted by or on behalf of any "U.S. Person" as such term is defined in Rule 902 of Regulations S under the 1933 Act, or provides a written opinion of United States counsel of recognized standing, in form and substance satisfactory to Maker, to the effect that this Note and the shares to be issued upon its exercise have been registered under the 1933 Act and registered or qualified under applicable securities laws of any state or other jurisdiction, or are exempt from such registration or qualification. The Lender further acknowledges and agrees that hedging transactions, including but not limited to short sales, swaps or derivative securities transactions may not be conducted unless in compliance with the 1933 Act. All shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the form set forth below, appropriate notations thereof will be made in the Maker's stock transfer books, and stop transfer instructions reflecting these restrictions on transfer will be placed with the transfer agent of the shares.

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION. HEDGING TRANSACTIONS, INCLUDING, BUT NOT LIMITED TO, SHORT SALES, SWAPS OR DERIVATIVE SECURITIES TRANSACTIONS, INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NO TRANSFER OF THE SECURITIES REPRESENTED HEREBY MAY BE MADE IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION UNLESS THERE SHALL HAVE BEEN DELIVERED TO THE ISSUER A WRITTEN OPINION OF UNITED STATES COUNSEL OF RECOGNIZED STANDING, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

      8. Notices.

            (a) Whenever the kind of securities purchasable hereunder or the Conversion Price shall be adjusted pursuant to Section 6 hereof, Maker shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Conversion Price and kind of securities purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to Maker.

            (b) All notices, advices and communications under this Convertible Note shall be deemed to have been given, (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing, addressed as follows:

               If to Maker:

               Stellar Technologies, Inc.
               7935 Airport Pulling Road
               Suite 201
               Naples, FL  34109
               Attention: Chief Executive Officer

               With a copy to:

               Fox Rothschild LLP
               997 Lenox Drive
               Building 3
               Lawrenceville, New Jersey 08648
               Attention: Vincent A. Vietti, Esq.

               and to the Lender:

               At the address set forth in the Securities Purchase Agreement

      Either of Maker or Lender may from time to time change the address to which notices to it are to be mailed hereunder by notice in accordance with the provisions of this Section 8.

      9. Amendments.

            (a) Any term of this Convertible Note may be amended with the written consent of the Maker and the Holder. Any amendment effected in accordance with this Section 9 shall be binding upon the Holder, each future holder and the Maker.

            (b) No waivers of, or exceptions to, any term, condition or provision of this Convertible Note, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

      10. Agreements of Maker. Maker and any other party now or hereafter liable for the payment of this Convertible Note in whole or in part, hereby severally
(i) waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notice, filing of suit and diligence in collecting this Convertible Note, (ii) agree to the release of any party primarily or secondarily liable hereon, (iii) agree that the Lender shall not be required first to institute suit or exhaust its remedies hereon against Maker or others liable or to become liable hereon or to enforce its rights against them, and (iv) consent to any extension or postponement of time of payment of this Convertible Note and to any other indulgence with respect hereto without notice thereof to any of them.

      11. Binding Parties. This Convertible Note shall bind Maker and its successors and assigns, and the benefits hereof shall inure to the benefit of Lender and its successors and assigns. All references herein to "Maker" and "Lender" shall be deemed to apply to Maker and Lender, respectively, and to their respective successors and assigns.

      12. Governing Law. This Convertible Note shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except that the General Corporation Law of the State of Colorado shall apply to the internal corporate governance of Maker.

      13. Section Titles. The Section titles in this Convertible Note are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Convertible Note.

      WITNESS the due execution hereof on the date first above written.


                                           STELLAR TECHNOLOGIES, INC.



                                           By:
                                              ----------------------------------
                                                Name:
                                                Title:

                                   APPENDIX A
                              NOTICE OF CONVERSION


To:    Stellar Technologies, Inc.
       7935 Airport Pulling Road
       Suite 210
       Naples, FL 34109

       Attention:  Chief Executive Officer

      (1) The undersigned hereby elects to purchase ____________ shares of Common Stock of Stellar Technologies, Inc., a Colorado corporation, pursuant to the terms of the attached Note, and tenders herewith payment for such shares in full in accordance with the terms of the Note by converting $_________ principal amount of the Note and $__________ of accrued and unpaid interest due on such principal amount.

      (2) In converting this Note, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion hereof are being acquired solely for the account of the undersigned, not as a nominee for any other party, and for investment purposes only (unless such shares are subject to resale pursuant to an effective prospectus), and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws.

      (3) The undersigned hereby certifies that:

      |_| This Note is not being converted by or on behalf of any "U.S. Person" as such term is defined in Rule 902 of Regulation S under the Securities Act, or

      |_| Enclosed is a written opinion of United States counsel of recognized standing, in form and substance satisfactory to the issuer, to the effect that this Note and the securities to be issued upon its conversion have been registered under the Securities Act and registered or qualified under applicable securities laws of any state or other jurisdiction, or are exempt from such registration or qualification.

      (4) Terms not otherwise defined in this Notice of Conversion shall have the meanings ascribed to such terms in the attached Note.

      (5) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned.


                                             HOLDER


--------------------------                   -----------------------------------
(Date)                                      (Signature)

                                                                       Exhibit B
                                                                       ---------

WARRANT NO.: REG S [_________]

                    FORM OF WARRANT TO PURCHASE COMMON STOCK
                          OF STELLAR TECHNOLOGIES, INC.
                          -----------------------------

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE EXERCISED UNLESS THE HOLDER THEREOF PROVIDES THE ISSUER WITH A WRITTEN CERTIFICATION THAT THIS WARRANT IS NOT BEING EXERCISED BY OR ON BEHALF OF ANY "U.S. PERSON" AS SUCH TERM IS DEFINED IN RULE 902 OF REGULATION S UNDER THE SECURITIES ACT, OR PROVIDES A WRITTEN OPINION OF UNITED STATES COUNSEL OF RECOGNIZED STANDING, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR ARE EXEMPT FROM SUCH REGISTRATION OR QUALIFICATION. THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION. HEDGING TRANSACTIONS, INCLUDING, BUT NOT LIMITED TO, SHORT SALES, SWAPS OR DERIVATIVE SECURITIES TRANSACTIONS, INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NO TRANSFER OF THE SECURITIES REPRESENTED HEREBY MAY BE MADE IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION UNLESS THERE SHALL HAVE BEEN DELIVERED TO THE ISSUER A WRITTEN OPINION OF UNITED STATES COUNSEL OF RECOGNIZED STANDING, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

      This WARRANT ("Warrant") is to verify that, FOR VALUE RECEIVED, [_____________________________] ("Holder") is entitled to purchase, subject to the terms and conditions hereof, from STELLAR TECHNOLOGIES, INC., a Colorado corporation (the "Company"), [_____________] shares of common stock, $.001 par value per share, of the Company (the "Common Stock"), at any time during the period commencing at 9:00 a.m., Eastern Standard Time on the date hereof (the "Commencement Date") and ending at 5:00 p.m. Eastern Standard Time on the third
(3rd) anniversary of the Commencement Date (the "Termination Date"), at an exercise price (the "Exercise Price") of $.40 per share of Common Stock. The number of shares of Common Stock purchasable upon exercise of this Warrant and the Exercise Price per share shall be subject to adjustment from time to time upon the occurrence of certain events as set forth below.

      The shares of Common Stock or any other shares or other units of stock or other securities or property, or any combination thereof, then receivable upon exercise of this Warrant, as adjusted from time to time, are sometimes referred to hereinafter as "Exercise Shares." The exercise price per share as from time to time in effect is referred to hereinafter as the "Exercise Price."

      1. Exercise of Warrant; Issuance of Exercise Shares.

            (a) Exercise of Warrant. Subject to the terms hereof, the purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) accompanied by payment of the Exercise Price in full either: (i) in cash or by bank or certified check for the Exercise Shares with respect to which this Warrant is exercised; (ii) by delivery to the Company of shares of the Company's Common Stock having a Fair Market Value (as defined below) equal to the aggregate Exercise Price of the Exercise Shares being purchased that Holder is the record and beneficial owner of and that have been held by the Holder for at least six (6) months; (iii) provided that the sale of the Exercise Shares are covered by an effective registration statement, by delivering to the Company a Notice of Exercise together with an irrevocable direction to a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to sell a sufficient portion of the Exercise Shares and deliver the sales proceeds directly to the Company to pay the Exercise Price; or (iv) by any combination of the procedures set forth in subsections (i), (ii) and (iii) of this Section 1(a). For the purposes of this Section 1(a), "Fair Market Value" shall be an amount equal to the average of the Current Market Value (as defined below) for the ten (10) days preceding the Company's receipt of the duly executed Notice of Exercise form attached hereto as Appendix A.

            In the event that this Warrant shall be duly exercised in part prior to the Termination Date, the Company shall issue a new Warrant or Warrants of like tenor evidencing the rights of the Holder thereof to purchase the balance of the Exercise Shares purchasable under the Warrant so surrendered that shall not have been purchased.

            (b) Issuance of Exercise Shares: Delivery of Warrant Certificate. The Company shall, within ten (10) business days or as soon thereafter as is practicable of the exercise of this Warrant, issue in the name of and cause to be delivered to the Holder one or more certificates representing the Exercise Shares to which the Holder shall be entitled upon such exercise under the terms hereof. Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become the record holder of the Exercise Shares as of the date of the due exercise of this Warrant.

            (c) Exercise Shares Fully Paid and Non-assessable. The Company agrees and covenants that all Exercise Shares issuable upon the due exercise of the Warrant represented by this Warrant certificate ("Warrant Certificate") will, upon issuance and payment therefor in accordance with the terms hereof, be duly authorized, validly issued, fully paid and non-assessable and free and clear of all taxes (other than taxes which, pursuant to Section 2 hereof, the Company shall not be obligated to pay) or liens, charges, and security interests created by the Company with respect to the issuance thereof.

            (d) Reservation of Exercise Shares. The Company covenants that during the term that this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Exercise Shares upon the exercise of this Warrant, and from time to time will take all steps necessary to amend its certificate of incorporation to provide sufficient reserves of shares of Common Stock issuable upon the exercise of the Warrant.

            (e) Fractional Shares. The Company shall not be required to issue fractional shares of capital stock upon the exercise of this Warrant or to deliver Warrant Certificates that evidence fractional shares of capital stock. In the event that any fraction of an Exercise Share would, except for the provisions of this subsection (e), be issuable upon the exercise of this Warrant, the Company shall pay to the Holder exercising the Warrant an amount in cash equal to such fraction multiplied by the Current Market Value of the Exercise Share on the last business day prior to the date on which this Warrant is exercised. For purposes of this subsection (e), the "Current Market Value" for any day shall be determined as follows:

                  (i) if the Exercise Shares are traded in the over-the-counter market and not on any national securities exchange and not on the NASDAQ National Market System or NASDAQ Small Cap Market (together, the "NASDAQ Reporting System"), the average of the mean between the last bid and asked prices per share, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service, or if not so reported, the average of the closing bid and asked prices for an Exercise Share as furnished to the Company by any member of the National Association of Securities Dealers, Inc., selected by the Company for that purpose; or

                  (ii) if the Exercise Shares are listed or traded on a national securities exchange or the NASDAQ Reporting System, the closing price on the principal national securities exchange on which they are so listed or traded, on the NASDAQ Reporting System, as the case may be, on the last business day prior to the date of the exercise of this Warrant. The closing price referred to in this clause (ii) shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the national securities exchange on which the Exercise Shares are then listed or in the NASDAQ Reporting System; or

                  (iii) if no such closing price or closing bid and asked prices are available, as determined in any reasonable manner as may be prescribed by the Board of Directors of the Company.

      2. Payment of Taxes.

            (a) Stamp Taxes. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Exercise Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Exercise Shares in a name other than that of the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

            (b) Withholding. The Holder shall pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to the grant of this Warrant or the issuance of the Exercise Shares. The Company may, to the extent permitted by law, deduct any such taxes from any payment of any kind otherwise due to the Holder whether or not pursuant to this Warrant. The Holder may elect, with the consent of the Company, to have such tax withholding obligation satisfied, in whole or in part, by: (i) authorizing the Company to withhold from the Exercise Shares a number of shares of Common Stock having an aggregate Fair Market Value that would satisfy the minimum withholding amount due, or (ii) delivering to the Company a number of shares of Common Stock of which the Holder is the record and beneficial owner and that have been held by the Holder for at least six (6) months with an aggregate Fair Market Value that would satisfy the minimum withholding amount due. The Company may require that any fractional share amount be settled in cash. For the purposes of this Section 2, Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined.

      3. Mutilated or Missing Warrant Certificates. In case any Warrant shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant or Warrants of like tenor and in the same aggregate denomination, but only (i) in the case of loss, theft or destruction, upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant and indemnity or bond, if requested, also satisfactory to them and (ii) in the case of mutilation, upon surrender of the mutilated Warrant. Applicants for such substitute Warrants shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or its counsel may prescribe.

      4. Rights of Holder. The Holder shall not, by virtue of anything contained in this Warrant or otherwise, be entitled to any right whatsoever, either in law or equity, of a stockholder of the Company, including without limitation, the right to receive dividends or to vote or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or the election of directors of the Company or any other matter.

      5. Registration of Transfers and Exchanges. The Warrant shall be transferable, subject to the provisions of Section 7 hereof, only upon the books of the Company, if any, to be maintained by it for that purpose, upon surrender of the Warrant Certificate to the Company at its principal office accompanied (if so required by the Company) by a written instrument or instruments of transfer in form satisfactory to the Company and duly executed by the Holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. In all cases of transfer by an attorney, the original letter of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited and remain with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Company in its discretion. Upon any such registration of transfer, a new Warrant shall be issued to the transferee named in such instrument of transfer, and the surrendered Warrant shall be canceled by the Company.

      Any Warrant may be exchanged, at the option of the Holder thereof and without change, when surrendered to the Company at its principal office, or at the office of its transfer agent, if any, for another Warrant or other Warrants of like tenor and representing in the aggregate the right to purchase from the Company a like number and kind of Exercise Shares as the Warrant surrendered for exchange or transfer, and the Warrant so surrendered shall be canceled by the Company or transfer agent, as the case may be.

      6. Adjustment of Exercise Shares and Exercise Price. The Exercise Price and the number and kind of Exercise Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as hereinafter provided. The Exercise Price in effect at any time and the number and kind of securities purchasable upon exercise of each Warrant shall be subject to adjustment as follows:

            (a) In case of any consolidation or merger of the Company with another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change -- other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination -- of outstanding Common Stock issuable upon such exercise), the rights of the Holder of this Warrant shall be adjusted in the manner described below:

                  (i) In the event that the Company is the surviving corporation or is merged into a wholly owned subsidiary for the purpose of incorporating the Company in a different jurisdiction, this Warrant shall, without payment of additional consideration therefor, be deemed modified so as to provide that the Holder of this Warrant, upon the exercise thereof, shall procure, in lieu of each share of Common Stock theretofore issuable upon such exercise, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation or merger by the holder of each share of Common Stock, had exercise of this Warrant occurred immediately prior to such reclassification, change, consolidation or merger. This Warrant (as adjusted) shall be deemed to provide for further adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 6. The provisions of this clause (i) shall similarly apply to successive reclassifications, changes, consolidations and mergers.

                  (ii) In the event that the Company is not the surviving corporation (except in the case of a merger of the Company into a wholly owned subsidiary for the purpose of incorporating the Company in a different jurisdiction), Holder shall be given at least fifteen (15) days prior written notice of such transaction and shall be permitted to exercise this Warrant, to the extent it is exercisable as of the date of such notice, during this fifteen
(15) day period. Upon expiration of such fifteen (15) day period, this Warrant and all of Holder's rights hereunder shall terminate.

            (b) If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 6.

            (c) In case the Company shall (i) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, (ii) subdivide or classify its outstanding Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification, shall be proportionally adjusted so that the Holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares that, if this Warrant had been exercised by such Holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification. For example, if the Company declares a 2 for 1 stock dividend or stock split and the Exercise Price immediately prior to such event was $2.00 per share, the adjusted Exercise Price immediately after such event would be $1.00 per share. Such adjustment shall be made successively whenever any event listed above shall occur. Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to this subsection (c), the number of Exercise Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Exercise Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

            (d) In the event that at any time, as a result of an adjustment made pursuant to subsection (a), (b) or (c) above, the Holder of this Warrant thereafter shall become entitled to receive any Exercise Shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subsections (a), (b) or
(c) above.

            (e) Irrespective of any adjustments in the Exercise Price or the number or kind of Exercise Shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Warrant.

            (f) Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section 6, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder.

            (g) All calculations under this Section 6 shall be made to the nearest cent or to the nearest one one-hundredth (1/100th) of a share, as the case may be.

      7. Investment Intent, Exercise Restrictions and Transfer Restrictions.

            (a) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Exercise Shares to be issued upon exercise hereof (collectively, the "Securities") are being acquired for the Holder's own account for investment purposes only and not with a view to, or with any present intention of, distributing or reselling any of such Securities. The Holder acknowledges and agrees that the Securities have not been registered under the Securities Act or under any state securities laws, and that the Securities may not be, directly or indirectly, sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and applicable state securities laws, except pursuant to an available exemption from such registration. The Holder acknowledges and agrees that this Warrant may not be exercised unless the Holder provides the Company with a written certification that this Warrant is not being exercised by or on behalf of any "U.S. Person" as such term is defined in Rule 902 of Regulations S under the Securities Act, or provides a written opinion of United States counsel of recognized standing, in form and substance satisfactory to the Company, to the effect that this Warrant and the Securities to be issued upon its exercise have been registered under the Securities Act and registered or qualified under applicable securities laws of any state or other jurisdiction, or are exempt from such registration or qualification. The Holder acknowledges and agrees that hedging transactions, including but not limited to short sales, swaps or derivative securities transactions may not be conducted unless in compliance with the Securities Act. The Holder further acknowledges that neither the Securities and Exchange Commission ("SEC") nor any securities commission or other governmental authority has: (i) approved the transfer of the Securities or passed upon or endorsed the merits of the transfer of the Securities; or (ii) confirmed the accuracy of, determined the adequacy of, or reviewed this Warrant. The Holder has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, that it is capable of evaluating the merits and risks of this investment in the Securities, and the Holder has made such investigations in connection herewith as it deemed necessary or desirable so as to make an informed investment decision without relying upon the Company for legal or tax advice related to this investment.

            (b) The certificates evidencing any Exercise Shares issued upon the exercise of this Warrant shall have endorsed thereon (except to the extent that the restrictions described in any such legend are no longer applicable) the following legend, appropriate notations thereof will be made in the Company's stock transfer books, and stop transfer instructions reflecting these restrictions on transfer will be placed with the transfer agent of the Exercise Shares.

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION. HEDGING TRANSACTIONS, INCLUDING, BUT NOT LIMITED TO, SHORT SALES, SWAPS OR DERIVATIVE SECURITIES TRANSACTIONS, INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NO TRANSFER OF THE SECURITIES REPRESENTED HEREBY MAY BE MADE IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION UNLESS THERE SHALL HAVE BEEN DELIVERED TO THE ISSUER A WRITTEN OPINION OF UNITED STATES COUNSEL OF RECOGNIZED STANDING, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

      8. Indemnification. Holder agrees to indemnify, defend and hold harmless the Company and its respective affiliates and agents from and against any and all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys' fees and related disbursements incurred by the Company that arise out of or result from a breach of any representations, warranties, covenants or agreements made by Holder herein, and Holder agrees that in the event of any breach of any representations, warranties, covenants or agreements made by Holder herein, the Company may, at its option, forthwith rescind the issuance of this Warrant to Holder.

      9. Registration Rights. The Holder shall be entitled to the rights and subject to the obligations set forth in Section 6 of that certain Securities Purchase Agreement dated on or about the date hereof by and between the Company and the Holder.

      10. Notices. All notices or other communications under this Warrant shall be in writing and shall be deemed to have been given on the day of delivery if delivered by hand, on the fifth day after deposit in the mail if mailed by certified mail, postage prepaid, return receipt requested, or on the next business day after mailing if sent by a nationally recognized overnight courier such as federal express, addressed as follows:

                  If to the Company:
                  ------------------

                           Stellar Technologies, Inc.
                           7935 Airport Pulling Road
                           Suite 210
                           Naples, FL 34109
                           Attention:  Chief Executive Officer

                  with a copy to:
                  --------------

                           Fox Rothschild LLP
                           997 Lenox Drive, Building 3
                           Lawrenceville, NJ  08646
                           Attention:  Vincent A. Vietti, Esquire

                  and to the Holder at the address of the Holder appearing on the books of the Company or the Company's transfer agent, if any.

      Either of the Company or the Holder may from time to time change the address to which notices to it are to be mailed hereunder by notice in accordance with the provisions of this Section 10.

      11. Supplements and Amendments. The Company may from time to time supplement or amend this Warrant without the approval of any holders of Warrants in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision, or to make any other provisions in regard to matters or questions herein arising hereunder which the Company may deem necessary or desirable and which shall not materially adversely affect the interests of the Holder.

      12. Successors and Assigns. This Warrant shall inure to the benefit of and be binding on the respective successors, assigns and legal representatives of the Holder and the Company.

      13. Severability. If for any reason any provision, paragraph or terms of this Warrant is held to be invalid or unenforceable, all other valid provisions herein shall remain in full force and effect and all terms, provisions and paragraphs of this Warrant shall be deemed to be severable.

      14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent that the General Corporation Law of the State of Colorado shall apply to the internal corporate governance of the Company.

      15. Headings. Section and subsection headings used herein are included herein for convenience of reference only and shall not affect the construction of this Warrant nor constitute a part of this Warrant for any other purpose.


      IN WITNESS WHEREOF, the Company has caused these presents to be duly executed as of the ___ day of ______________, 2006.


                                           STELLAR TECHNOLOGIES, INC.



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                   APPENDIX A
                               NOTICE OF EXERCISE

To:    Stellar Technologies, Inc.
       7935 Airport Pulling Road
       Suite 210
       Naples, FL 34109

       Attention:  Chief Executive Officer

      (1) The undersigned hereby elects to purchase ____________ shares of Common Stock of Stellar Technologies, Inc., a Colorado corporation, pursuant to the terms of the attached Warrant, and tenders herewith payment of the Exercise Price for such shares in full in accordance with the terms of the Warrant in the following manner (please check one or more of the following choices):

      |_|   In cash;

      |_|   Cashless exercise through a broker; or

         Delivery of previously owned shares of Common Stock.

      (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion hereof are being acquired solely for the account of the undersigned, not as a nominee for any other party, and for investment purposes only (unless such shares are subject to resale pursuant to an effective prospectus), and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws.

      (3) The undersigned hereby certifies that:

      |_| This Warrant is not being exercised by or on behalf of any "U.S. Person" as such term is defined in Rule 902 of Regulation S under the Securities Act, or

      |_| Enclosed is a written opinion of United States counsel of recognized standing, in form and substance satisfactory to the issuer, to the effect that this warrant and the securities to be issued upon its exercise have been registered under the Securities Act and registered or qualified under applicable securities laws of any state or other jurisdiction, or are exempt from such registration or qualification.

      (4) Terms not otherwise defined in this Notice of Exercise shall have the meanings ascribed to such terms in the attached Warrant.

      (5) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned.

                                             HOLDER


--------------------------                   -----------------------------------
(Date)                                       (Signature)